UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 18, 2004

OCEANFIRST FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-27428	22-3412577
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

975 HOOPER AVENUE, TOMS RIVER, NEW JERSEY 08753

(Address of principal executive offices, including zip code)

(732)240-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

ITEMS 1 THROUGH 6 AND 8. NOT APPLICABLE

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS.

(C)	EXHIBITS

The following Exhibits are filed as part of this report:

99.1	Text of written presentation OceanFirst Financial Corp. intends to provide to current and prospective investors on June 21, 2004 and post on its website at www.oceanfirst.com.

ITEM 9.	REGULATION FD DISCLOSURE

On June 21, 2004, OceanFirst Financial Corp. is scheduled to make a presentation to current and prospective investors. Attached at Exhibit 99.1 of this Form 8-K is a copy of the written material which OceanFirst Financial Crop. intends to make available at this presentation and post on its website at www.oceanfirst.com.

The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANFIRST FINANCIAL CORP.

/S/ JOHN R. GARBARINO
John R. Garbarino Chairman of the Board, President, Chief Executive Officer and Director

Dated: June 18, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of written presentation OceanFirst Financial Corp. intends to provide to current and prospective investors on June 21, 2004 and post on its website at www.oceanfirst.com.

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